5 Quarterly Financial Supplement Fiscal first quarter of 2024 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from	
$ in millions, except per share amounts	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**	December 31, 2022	September 30, 2023
Revenues:							
Asset management and related administrative fees	$ 1,242	$ 1,302	$ 1,373	$ 1,446	**$ 1,407**	13 %	(3)%
Brokerage revenues:							
Securities commissions	352	369	356	382	**383**	9 %	— %
Principal transactions	132	127	105	98	**139**	5 %	42 %
Total brokerage revenues	484	496	461	480	**522**	8 %	9 %
Account and service fees	289	258	264	314	**319**	10 %	2 %
Investment banking	141	154	151	202	**181**	28 %	(10)%
Interest income	827	915	987	1,019	**1,053**	27 %	3 %
Other	44	32	57	54	**38**	(14)%	(30)%
Total revenues	3,027	3,157	3,293	3,515	**3,520**	16 %	— %
Interest expense	(241)	(284)	(386)	(462)	**(507)**	110 %	10 %
Net revenues	2,786	2,873	2,907	3,053	**3,013**	8 %	(1)%
Non-interest expenses:							
Compensation, commissions and benefits	1,736	1,820	1,851	1,892	**1,921**	11 %	2 %
Non-compensation expenses:							
Communications and information processing	139	153	149	158	**150**	8 %	(5)%
Occupancy and equipment	66	68	68	69	**72**	9 %	4 %
Business development	56	54	66	66	**61**	9 %	(8)%
Investment sub-advisory fees	34	36	40	41	**40**	18 %	(2)%
Professional fees	32	38	35	40	**32**	— %	(20)%
Bank loan provision for credit losses	14	28	54	36	**12**	(14)%	(67)%
Other [1]	57	119	158	166	**95**	67 %	(43)%
Total non-compensation expenses	398	496	570	576	**462**	16 %	(20)%
Total non-interest expenses	2,134	2,316	2,421	2,468	**2,383**	12 %	(3)%
Pre-tax income	652	557	486	585	**630**	(3)%	8 %
Provision for income taxes	143	130	117	151	**132**	(8)%	(13)%
Net income	509	427	369	434	**498**	(2)%	15 %
Preferred stock dividends	2	2	—	2	**1**	(50)%	(50)%
Net income available to common shareholders	$ 507	$ 425	$ 369	$ 432	**$ 497**	(2)%	15 %
Earnings per common share – basic [2]	$ 2.36	$ 1.97	$ 1.75	$ 2.07	**$ 2.38**	1 %	15 %
Earnings per common share – diluted [2]	$ 2.30	$ 1.93	$ 1.71	$ 2.02	**$ 2.32**	1 %	15 %
Weighted-average common shares outstanding – basic	214.7	214.3	210.1	208.3	**208.6**	(3)%	— %
Weighted-average common and common equivalent shares outstanding – diluted	220.4	219.2	214.8	213.8	**213.8**	(3)%	— %

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in millions, except per share amounts	As of December 31, 2022	As of March 31, 2023	As of June 30, 2023	As of September 30, 2023	As of **December 31, 2023**		% change from December 31, 2022	% change from September 30, 2023
Total assets	$ 77,047	$ 79,180	$ 77,633	$ 78,360	**$ 80,130**		4 %	2 %
Total common equity attributable to Raymond James Financial, Inc.	$ 9,736	$ 9,875	$ 9,870	$ 10,135	**$ 10,711**		10 %	6 %
Book value per share [3]	$ 45.28	$ 46.67	$ 47.34	$ 48.54	**$ 51.32**		13 %	6 %
Tangible book value per share [3] [4]	$ 36.87	$ 38.14	$ 38.71	$ 40.03	**$ 42.81**		16 %	7 %
Capital ratios:								
Tier 1 leverage	11.3 %	11.5 %	11.4 %	11.9 %	**12.1 %**	[5]		
Tier 1 capital	20.3 %	20.1 %	20.6 %	21.4 %	**21.6 %**	[5]		
Common equity tier 1	20.0 %	19.9 %	20.4 %	21.2 %	**21.5 %**	[5]		
Total capital	21.6 %	21.4 %	22.0 %	22.8 %	**23.0 %**	[5]		

$ in millions	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended **December 31, 2023**	% change from December 31, 2022	% change from September 30, 2023
Adjusted pre-tax income [4]	$ 649	$ 585	$ 526	$ 619	**$ 653**	1 %	5 %
Adjusted net income available to common shareholders [4]	$ 505	$ 446	$ 399	$ 457	**$ 514**	2 %	12 %
Adjusted earnings per common share – basic [2] [4]	$ 2.35	$ 2.07	$ 1.89	$ 2.19	**$ 2.46**	5 %	12 %
Adjusted earnings per common share – diluted [2] [4]	$ 2.29	$ 2.03	$ 1.85	$ 2.13	**$ 2.40**	5 %	13 %
Return on common equity [6]	21.3 %	17.3 %	14.9 %	17.3 %	**19.1 %**		
Adjusted return on common equity [4] [6]	21.2 %	18.2 %	16.1 %	18.3 %	**19.7 %**		
Adjusted return on tangible common equity [4] [6]	26.1 %	22.3 %	19.7 %	22.2 %	**23.8 %**		
Pre-tax margin [7]	23.4 %	19.4 %	16.7 %	19.2 %	**20.9 %**		
Adjusted pre-tax margin [4] [7]	23.3 %	20.4 %	18.1 %	20.3 %	**21.7 %**		
Total compensation ratio [8]	62.3 %	63.3 %	63.7 %	62.0 %	**63.8 %**		
Adjusted total compensation ratio [4] [8]	61.7 %	62.8 %	62.7 %	61.4 %	**63.4 %**		
Effective tax rate	21.9 %	23.3 %	24.1 %	25.8 %	**21.0 %**		

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

Client asset metrics ($ in billions)	As of					% change from	
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**	December 31, 2022	September 30, 2023
Client assets under administration	$ 1,169.7	$ 1,224.4	$ 1,280.9	$ 1,256.5	**$ 1,370.6**	17 %	9 %
Private Client Group assets under administration	$ 1,114.3	$ 1,171.1	$ 1,227.0	$ 1,201.2	**$ 1,310.5**	18 %	9 %
Private Client Group assets in fee-based accounts	$ 633.1	$ 666.3	$ 697.0	$ 683.2	**$ 746.6**	18 %	9 %
Financial assets under management	$ 185.9	$ 194.4	$ 200.7	$ 196.4	**$ 215.0**	16 %	9 %

Net new assets metrics [9] ($ in millions)	Three months ended				
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**
Domestic Private Client Group net new assets [10]	$ 23,226	$ 21,473	$ 14,386	$ 14,169	**$ 21,575**
Domestic Private Client Group net new assets growth — annualized [10]	9.8 %	8.4 %	5.4 %	5.0 %	**7.8 %**

Private Client Group financial advisors	As of					% change from	
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**	December 31, 2022	September 30, 2023
Employees	3,631	3,628	3,654	3,693	**3,718**	2 %	1 %
Independent contractors [10]	5,068	5,098	5,050	5,019	**4,992**	(1)%	(1)%
Total advisors [10]	8,699	8,726	8,704	8,712	**8,710**	— %	— %

Clients' domestic cash sweep and Enhanced Savings Program balances ($ in millions)	As of					% change from	
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**	December 31, 2022	September 30, 2023
Raymond James Bank Deposit Program ("RJBDP"): [11]							
Bank segment [11]	$ 39,098	$ 37,682	$ 27,915	$ 25,355	**$ 23,912**	(39)%	(6)%
Third-party banks	18,231	9,408	16,923	15,858	**17,820**	(2)%	12 %
Subtotal RJBDP	57,329	47,090	44,838	41,213	**41,732**	(27)%	1 %
Client Interest Program	3,053	2,385	1,915	1,620	**1,765**	(42)%	9 %
Total clients' domestic cash sweep balances	60,382	49,475	46,753	42,833	**43,497**	(28)%	2 %
Enhanced Savings Program [12]	—	2,746	11,225	13,592	**14,476**	NM	7 %
Total clients' domestic cash sweep and Enhanced Savings Program balances	$ 60,382	$ 52,221	$ 57,978	$ 56,425	**$ 57,973**	(4)%	3 %

Net interest income and RJBDP fees ($ in millions)	Three months ended					% change from	
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**	December 31, 2022	September 30, 2023
Net interest income and RJBDP fees (third-party banks)	$ 723	$ 731	$ 708	$ 711	**$ 698**	(3)%	(2)%
Average yield on RJBDP - third-party banks [13]	2.72 %	3.25 %	3.37 %	3.60 %	**3.66 %**		

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

$ in millions	Three months ended December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**	% change from December 31, 2022	September 30, 2023
Revenues:							
Asset management and related administrative fees	$ 1,053	$ 1,102	$ 1,164	$ 1,226	**$ 1,191**	13 %	(3)%
Brokerage revenues:							
Mutual and other fund products	128	135	135	142	**136**	6 %	(4)%
Insurance and annuity products	104	113	103	119	**125**	20 %	5 %
Equities, ETFs, and fixed income products	113	116	111	115	**121**	7 %	5 %
Total brokerage revenues	345	364	349	376	**382**	11 %	2 %
Account and service fees:							
Mutual fund and annuity service fees	98	105	103	109	**106**	8 %	(3)%
RJBDP fees: [11]							
Bank segment [11]	268	311	277	237	**223**	(17)%	(6)%
Third-party banks	137	100	107	154	**152**	11 %	(1)%
Client account and other fees	60	56	59	56	**65**	8 %	16 %
Total account and service fees	563	572	546	556	**546**	(3)%	(2)%
Investment banking	9	9	9	8	**11**	22 %	38 %
Interest income	109	117	114	115	**118**	8 %	3 %
All other	6	9	25	8	**4**	(33)%	(50)%
Total revenues	2,085	2,173	2,207	2,289	**2,252**	8 %	(2)%
Interest expense	(22)	(29)	(25)	(24)	**(26)**	18 %	8 %
Net revenues	2,063	2,144	2,182	2,265	**2,226**	8 %	(2)%
Non-interest expenses:							
Financial advisor compensation and benefits	1,075	1,118	1,151	1,193	**1,190**	11 %	— %
Administrative compensation and benefits	342	345	355	348	**379**	11 %	9 %
Total compensation, commissions and benefits	1,417	1,463	1,506	1,541	**1,569**	11 %	2 %
Non-compensation expenses	212	240	265	247	**218**	3 %	(12)%
Total non-interest expenses	1,629	1,703	1,771	1,788	**1,787**	10 %	— %
Pre-tax income	$ 434	$ 441	$ 411	$ 477	**$ 439**	1 %	(8)%

Please refer to the footnotes at the end of this supplement for additional information.

6

Three months ended % change from $ in millions December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2022 September 30, 2023 Revenues: Brokerage revenues: Fixed income $ 100 $ 96 $ 78 $ 71 $ 102 2% 44 % Equity 34 34 32 30 38 12% 27 % Total brokerage revenues 134 130 110 101 140 4% 39 % Investment banking: Merger & acquisition and advisory 102 87 88 141 118 16% (16) % Equity underwriting 15 29 25 16 26 73% 63 % Debt underwriting 16 29 28 37 26 63% (30) % Total investment banking 133 145 141 194 170 28% (12) % Interest income 23 21 21 23 23 — % — % Affordable housing investments business revenues 24 23 21 41 23 (4) % (44) % All other 4 3 4 3 4 — % 33 % Total revenues 318 322 297 362 360 13% (1) % Interest expense (23) (20) (21) (21) (22) (4) % 5 % Net revenues 295 302 276 341 338 15% (1) % Non-interest expenses: Compensation, commissions and benefits 213 231 220 238 238 12% — % Non-compensation expenses 98 105 90 110 97 (1) % (12) % Total non-interest expenses 311 336 310 348 335 8% (4) % Pre-tax income/(loss) $ (16) $ (34) $ (34) $ (7) $ 3 NM NM RAYMOND JAMES FINANCIAL, INC. Segment Results - Capital Markets (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 7

Three months ended % change from $ in millions December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2022 September 30, 2023 Revenues: Asset management and related administrative fees: Managed programs $ 134 $ 140 $ 146 $ 153 $ 150 12% (2) % Administration and other 63 66 71 73 74 17% 1 % Total asset management and related administrative fees 197 206 217 226 224 14% (1) % Account and service fees 5 6 5 5 6 20% 20 % All other 5 4 4 5 5 — % — % Net revenues 207 216 226 236 235 14% — % Non-interest expenses: Compensation, commissions and benefits 47 52 51 48 53 13% 10 % Non-compensation expenses 80 82 86 88 89 11% 1 % Total non-interest expenses 127 134 137 136 142 12% 4 % Pre-tax income $ 80 $ 82 $ 89 $ 100 $ 93 16% (7) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

Three months ended % change from $ in millions December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2022 September 30, 2023 Revenues: Interest income $ 676 $ 749 $ 826 $ 847 $ 872 29% 3 % Interest expense (185) (219) (329) (408) (446) 141% 9 % Net interest income 491 530 497 439 426 (13) % (3) % All other 17 10 17 12 15 (12) % 25 % Net revenues 508 540 514 451 441 (13) % (2) % Non-interest expenses: Compensation and benefits 40 48 48 41 43 8% 5 % Non-compensation expenses: Bank loan provision for credit losses 14 28 54 36 12 (14) % (67) % RJBDP fees to Private Client Group (11) 268 311 277 237 223 (17) % (6) % All other 50 62 69 59 71 42% 20 % Total non-compensation expenses 332 401 400 332 306 (8) % (8) % Total non-interest expenses 372 449 448 373 349 (6) % (6) % Pre-tax income $ 136 $ 91 $ 66 $ 78 $ 92 (32) % 18 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Bank (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 9

Three months ended % change from $ in millions December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2022 September 30, 2023 Revenues: Interest income $ 30 $ 36 $ 37 $ 44 $ 49 63% 11 % All other 3 1 2 3 2 (33) % (33) % Total revenues 33 37 39 47 51 55% 9 % Interest expense (24) (27) (24) (22) (25) 4% 14 % Net revenues 9 10 15 25 26 189% 4 % Non-interest expenses: Compensation and benefits 18 26 27 24 17 (6) % (29) % Insurance settlement received (1) (32) — — — — 100% — % All other 5 7 34 64 6 20% (91) % Total non-interest expenses (9) 33 61 88 23 NM (74) % Pre-tax income/(loss) $ 18 $ (23) $ (46) $ (63) $ 3 (83) % NM RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (14) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

Bank Segment

$ in millions	As of December 31, 2022	As of March 31, 2023	As of June 30, 2023	As of September 30, 2023	As of **December 31, 2023**	% change from December 31, 2022	% change from September 30, 2023
Total assets	$ 57,623	$ 60,400	$ 59,506	$ 60,041	**$ 61,517**	7 %	2 %
Bank loans, net:							
Raymond James Bank	$ 31,690	$ 31,425	$ 30,834	$ 30,906	**$ 31,092**	(2)%	1 %
TriState Capital Bank	12,376	12,258	12,511	12,869	**13,090**	6 %	2 %
Total bank loans, net	$ 44,066	$ 43,683	$ 43,345	$ 43,775	**$ 44,182**	— %	1 %
Bank loan allowance for credit losses	$ 408	$ 415	$ 456	$ 474	**$ 479**	17 %	1 %
Bank loan allowance for credit losses as a % of total loans held for investment	0.92 %	0.94 %	1.04 %	1.07 %	**1.08 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [15]	*1.64 %*	*1.67 %*	*1.90 %*	*2.03 %*	***2.06 %***		
Total nonperforming assets	$ 61	$ 99	$ 127	$ 128	**$ 164**	169 %	28 %
Nonperforming assets as a % of total assets	0.11 %	0.16 %	0.21 %	0.21 %	**0.27 %**		
Total criticized loans	$ 447	$ 403	$ 411	$ 518	**$ 485**	9 %	(6)%
Criticized loans as a % of loans held for investment	1.01 %	0.92 %	0.94 %	1.17 %	**1.09 %**		
Total bank deposits	$ 51,979	$ 54,229	$ 53,768	$ 54,199	**$ 55,393**	7 %	2 %

$ in millions	As of December 31, 2022	As of March 31, 2023	As of June 30, 2023	As of September 30, 2023	As of **December 31, 2023**	% change from December 31, 2022	% change from September 30, 2023
Securities-based loans [16]	$ 14,885	$ 14,227	$ 14,227	$ 14,606	**$ 14,647**	(2)%	— %
Commercial and industrial loans	11,405	11,259	10,663	10,406	**10,503**	(8)%	1 %
Commercial real estate loans	6,929	7,054	7,091	7,221	**7,331**	6 %	2 %
Real estate investment trust loans	1,680	1,717	1,715	1,668	**1,697**	1 %	2 %
Residential mortgage loans	7,818	8,079	8,422	8,662	**8,861**	13 %	2 %
Tax-exempt loans	1,667	1,643	1,548	1,541	**1,411**	(15)%	(8)%
Total loans held for investment	44,384	43,979	43,666	44,104	**44,450**	— %	1 %
Held for sale loans	90	119	135	145	**211**	134 %	46 %
Total loans held for sale and investment	44,474	44,098	43,801	44,249	**44,661**	— %	1 %
Allowance for credit losses	(408)	(415)	(456)	(474)	**(479)**	17 %	1 %
Bank loans, net	$ 44,066	$ 43,683	$ 43,345	$ 43,775	**$ 44,182**	— %	1 %

$ in millions	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended **December 31, 2023**	% change from December 31, 2022	% change from September 30, 2023
Net interest margin (net yield on interest-earning assets)	3.36 %	3.63 %	3.26 %	2.87 %	**2.74 %**		
Bank loan provision for credit losses	$ 14	$ 28	$ 54	$ 36	**$ 12**	(14)%	(67)%
Net charge-offs	$ 2	$ 20	$ 15	$ 17	**$ 8**	300 %	(53)%

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended				
$ in millions	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**
Net income available to common shareholders	$ 507	$ 425	$ 369	$ 432	**$ 497**
Non-GAAP adjustments:					
Expenses related to acquisitions:					
Compensation, commissions and benefits:					
Acquisition-related retention [17]	18	17	18	17	**11**
Other acquisition-related compensation	—	—	10	—	**—**
Total "Compensation, commissions and benefits" expense	18	17	28	17	**11**
Communication and information processing	—	—	—	2	**—**
Professional fees	—	—	1	3	**1**
Other — Amortization of identifiable intangible assets [18]	11	11	11	12	**11**
Total expenses related to acquisitions	29	28	40	34	**23**
Other — Insurance settlement received [1]	(32)	—	—	—	**—**
Pre-tax impact of non-GAAP adjustments	(3)	28	40	34	**23**
Tax effect of non-GAAP adjustments	1	(7)	(10)	(9)	**(6)**
Total non-GAAP adjustments, net of tax	(2)	21	30	25	**17**
Adjusted net income available to common shareholders [4]	$ 505	$ 446	$ 399	$ 457	**$ 514**
Pre-tax income	$ 652	$ 557	$ 486	$ 585	**$ 630**
Pre-tax impact of non-GAAP adjustments (as detailed above)	(3)	28	40	34	**23**
Adjusted pre-tax income [4]	$ 649	$ 585	$ 526	$ 619	**$ 653**
Compensation, commissions and benefits expense	$ 1,736	$ 1,820	$ 1,851	$ 1,892	**$ 1,921**
Less: Total compensation-related acquisition expenses (as detailed above)	18	17	28	17	**11**
Adjusted "Compensation, commissions and benefits" expense [4]	$ 1,718	$ 1,803	$ 1,823	$ 1,875	**$ 1,910**

Please refer to the footnotes at the end of this supplement for additional information.

12

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Pre-tax margin (7) 23.4% 19.4% 16.7% 19.2% 20.9 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (17) 0.6% 0.5% 0.7% 0.6% 0.4 % Other acquisition-related compensation — % — % 0.3% — % — % Total “Compensation, commissions and benefits” expense 0.6% 0.5% 1.0% 0.6% 0.4 % Communications and information processing — % — % — % — % — % Professional fees — % — % — % 0.1% — % Other — Amortization of identifiable intangible assets (18) 0.4% 0.5% 0.4% 0.4% 0.4 % Total expenses related to acquisitions 1.0% 1.0% 1.4% 1.1% 0.8 % Other — Insurance settlement received (1) (1.1) % — % — % — % — % Total non-GAAP adjustments (0.1) % 1.0% 1.4% 1.1% 0.8 % Adjusted pre-tax margin (4) (7) 23.3% 20.4% 18.1% 20.3% 21.7 % Total compensation ratio (8) 62.3% 63.3% 63.7% 62.0% 63.8 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (17) 0.6% 0.5% 0.7% 0.6% 0.4 % Other acquisition-related compensation — % — % 0.3% — % — % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.6% 0.5% 1.0% 0.6% 0.4 % Adjusted total compensation ratio (4) (8) 61.7% 62.8% 62.7% 61.4% 63.4 % RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 13

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended Earnings per common share (2) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Basic $ 2.36 $ 1.97 $ 1.75 $ 2.07 $ 2.38 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (17) 0.08 0.08 0.09 0.08 0.05 Other acquisition-related compensation — — 0.05 — — Total “Compensation, commissions and benefits” expense 0.08 0.08 0.14 0.08 0.05 Communication and information processing — — — 0.01 — Professional fees — — — 0.01 0.01 Other — Amortization of identifiable intangible assets (18) 0.06 0.05 0.05 0.06 0.05 Total expenses related to acquisitions 0.14 0.13 0.19 0.16 0.11 Other — Insurance settlement received (1) (0.15) — — — — Tax effect of non-GAAP adjustments — (0.03) (0.05) (0.04) (0.03) Total non-GAAP adjustments, net of tax (0.01) 0.10 0.14 0.12 0.08 Adjusted basic (4) $ 2.35 $ 2.07 $ 1.89 $ 2.19 $ 2.46 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [2]	Three months ended December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**
Diluted	$ 2.30	$ 1.93	$ 1.71	$ 2.02	**$ 2.32**
Impact of non-GAAP adjustments on diluted earnings per common share:					
Expenses related to acquisitions:					
Compensation, commissions and benefits:					
Acquisition-related retention [17]	0.08	0.08	0.09	0.08	**0.05**
Other acquisition-related compensation	—	—	0.05	—	**—**
Total "Compensation, commissions and benefits" expense	0.08	0.08	0.14	0.08	**0.05**
Communications and information processing	—	—	—	0.01	**—**
Professional fees	—	—	—	0.01	**0.01**
Other — Amortization of identifiable intangible assets [18]	0.06	0.05	0.05	0.05	**0.05**
Total expenses related to acquisitions	0.14	0.13	0.19	0.15	**0.11**
Other — Insurance settlement received [1]	(0.15)	—	—	—	**—**
Tax effect of non-GAAP adjustments	—	(0.03)	(0.05)	(0.04)	**(0.03)**
Total non-GAAP adjustments, net of tax	(0.01)	0.10	0.14	0.11	**0.08**
Adjusted diluted [4]	$ 2.29	$ 2.03	$ 1.85	$ 2.13	**$ 2.40**

Book value per share

$ in millions, except per share amounts	As of December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	**December 31, 2023**
Total common equity attributable to Raymond James Financial, Inc.	$ 9,736	$ 9,875	$ 9,870	$ 10,135	**$ 10,711**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,938	1,932	1,928	1,907	**1,908**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(129)	(128)	(129)	(131)	**(132)**
Tangible common equity attributable to Raymond James Financial, Inc. [4]	$ 7,927	$ 8,071	$ 8,071	$ 8,359	**$ 8,935**
Common shares outstanding	215.0	211.6	208.5	208.8	**208.7**
Book value per share [3]	$ 45.28	$ 46.67	$ 47.34	$ 48.54	**$ 51.32**
Tangible book value per share [3] [4]	$ 36.87	$ 38.14	$ 38.71	$ 40.03	**$ 42.81**

Please refer to the footnotes at the end of this supplement for additional information.
15

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Return on common equity Three months ended $ in millions December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Average common equity (19) $ 9,537 $ 9,806 $ 9,873 $ 10,003 $ 10,423 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (17) 9 9 9 9 6 Other acquisition-related compensation — — 4 — — Total “Compensation, commissions and benefits” expense 9 9 13 9 6 Communications and information processing — — — 1 — Professional fees — — 1 2 — Other — Amortization of identifiable intangible assets (18) 5 6 6 6 6 Total expenses related to acquisitions 14 15 20 18 12 Other — Insurance settlement received (1) (16) — — — — Tax effect of non-GAAP adjustments 1 (4) (5) (5) (3) Total non-GAAP adjustments, net of tax (1) 11 15 13 9 Adjusted average common equity (4) (19) $ 9,536 $ 9,817 $ 9,888 $ 10,016 $ 10,432 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity

$ in millions	Three months ended December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Average common equity (19)	$ 9,537	$ 9,806	$ 9,873	$ 10,003	**$ 10,423**
Less:					
Average goodwill and identifiable intangible assets, net	1,935	1,936	1,930	1,918	**1,908**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(128)	(129)	(128)	(130)	**(132)**
Average tangible common equity (4) (19)	$ 7,730	$ 7,999	$ 8,071	$ 8,215	**$ 8,647**
Impact of non-GAAP adjustments on average tangible common equity:					
Expenses related to acquisitions:					
Compensation, commissions and benefits:					
Acquisition-related retention (17)	9	9	9	9	**6**
Other acquisition-related compensation	—	—	4	—	**—**
Total "Compensation, commissions and benefits" expense	9	9	13	9	**6**
Communications and information processing	—	—	—	1	**—**
Professional fees	—	—	1	2	**—**
Other — Amortization of identifiable intangible assets (18)	5	6	6	6	**6**
Total expenses related to acquisitions	14	15	20	18	**12**
Other — Insurance settlement received (1)	(16)	—	—	—	**—**
Tax effect of non-GAAP adjustments	1	(4)	(5)	(5)	**(3)**
Total non-GAAP adjustments, net of tax	(1)	11	15	13	**9**
Adjusted average tangible common equity (4) (19)	$ 7,729	$ 8,010	$ 8,086	$ 8,228	**$ 8,656**
Return on common equity (6)	21.3 %	17.3 %	14.9 %	17.3 %	**19.1 %**
Adjusted return on common equity (4) (6)	21.2 %	18.2 %	16.1 %	18.3 %	**19.7 %**
Return on tangible common equity (4) (6)	26.2 %	21.3 %	18.3 %	21.0 %	**23.0 %**
Adjusted return on tangible common equity (4) (6)	26.1 %	22.3 %	19.7 %	22.2 %	**23.8 %**

Please refer to the footnotes at the end of this supplement for additional information.
17

Footnotes (1) The three months ended December 31, 2022 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (2) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended December 31, 2022, June 30, 2023, September 30, 2023, and December 31, 2023, and $2 million for the three months ended March 31, 2023. (3) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (4) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (5) Estimated. (6) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (7) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (8) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (9) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period. (10) These metrics include the impact of the departure of approximately 60 financial advisors and approximately $5 billion of assets under administration, representing the portion of advisors previously associated through a single relationship in the firm’s independent contractors division whose affiliation with the firm ended in the fiscal third quarter of 2023. (11) We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. Fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (12) In March 2023, we launched our Enhanced Savings Program, in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. These balances are reflected in Bank deposits on our Consolidated Statement of Financial Condition. (13) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (14) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (15) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (16) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market. (17) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (18) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (19) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 18